UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2020

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code:(212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Listing Recapitalization

On August 5, 2020, New York City REIT, Inc., a Maryland corporation (the “Company”), in anticipation of the Company’s previously announced plan to list shares of its Class A common stock on The New York Stock Exchange (the “NYSE”) under the symbol “NYC,” made the following filings with the State Department of Assessments and Taxation of Maryland (the “SDAT”):

•	articles of amendment to the Company’s charter that will become effective at 5:01 p.m. eastern time on August 5, 2020, at which time a 9.72-to-1 reverse stock split will be effected combining every 9.72 shares of the Company’s common stock, par value $0.01 per share, into one share of common stock, par value $0.0972 per share;

•	articles of amendment to the Company’s charter that will become effective at 5:02 p.m. eastern time on August 5, 2020, at which time the par value of the shares of common stock outstanding after the reverse stock split will be reduced from $0.0972 per share to $0.01 per share and the common stock will be renamed “Class A common stock;” and

•	articles supplementary to the Company’s charter that will become effective at 5:03 p.m. eastern time on August 5, 2020, at which time a number of authorized but unissued shares of Class A common stock equal to approximately three times the number of shares of Class A common stock then issued and outstanding will be reclassified into shares of Class B common stock, par value $0.01 per share.

The Company also announced that it has declared a stock dividend of three shares of Class B common stock to every holder of record of Class A common stock at 5:04 p.m. eastern time on August 5, 2020, payable at that time.

Following the effectiveness of the actions described above and the redemption of all fractional shares of Class A common stock resulting from the reverse stock split for cash, the Company will have approximately 12.8 million shares of common stock outstanding, comprised of approximately 3.2 million shares of Class A common stock and 9.6 million shares of Class B common stock.

Except with respect to listing and conversion as described below, shares of Class B common stock will have identical preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as the shares of Class A common stock. The Company has applied to list only shares of Class A common stock on the NYSE. The shares of Class B common stock will not be listed on the NYSE. Instead, one-third of the issued and outstanding shares of Class B common stock will automatically convert into shares of Class A common stock and be listed on the NYSE no later than 120 days (or the next business day) following the date Class A common stock is listed on the NYSE. Following this conversion, one-half of the issued and outstanding shares of Class B common stock will automatically convert into shares of Class A common stock and be listed on the NYSE no later than 240 days (or the next business day) following the date Class A common stock is listed on the NYSE. Following this conversion, all issued and outstanding shares of Class B common stock will automatically convert into shares of Class A common stock and be listed on the NYSE no later than 360 days (or the next business day) following the date Class A common stock is listed on the NYSE. If earlier than the conversion dates specified above, shares of Class B common stock will instead convert into shares of Class A common stock on the earlier of (i) the date and time when any rights to purchase the Company’s securities attached to shares of Class A common stock begin to trade separately from the shares of Class A common stock and become exercisable in accordance with the terms of any rights agreement to which the Company is then a party, or (ii) a date and time determined by the Company’s board of directors set forth in a Certificate of Notice filed with the SDAT.

As previously announced, the Company anticipates that trading of Class A common stock on the NYSE will commence on or about August 18, 2020, although there can be no assurance as to this timing. There also can be no assurance as to the price at which Class A common stock will trade once listed. The trading price of Class A common stock will be impacted by a number of factors, many of which are outside the Company’s control, and may fluctuate significantly.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the documents filed with the SDAT, which are attached hereto as Exhibits 3.1, 3.2 and 3.3 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial markets, as well as those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 19, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 14, 2020 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Articles of Amendment relating to reverse stock split
3.2	Articles of Amendment relating to par value decrease and common stock name change
3.3	Articles Supplementary classifying and designating Class B common stock
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: August 5, 2020	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr. Chief Executive Officer, President, and Secretary

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